                                                                    EXHIBIT 1.1

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

ADCPB BALANCE

Initial ADCPB                                           85,790,915.00
Prior Month ADCPB                                       28,558,434.11
Current Month ADCPB (Before addition of New Property)   26,951,704.77
Base Principal Amount (Prior - Current)                  1,606,729.34
Add:  ADCPB of New Transferred Property                          0.00
Ending ADCPB (Current + ADCPB of New Property)          26,951,704.77

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance              23,477,317.86
     Class A Certificate Rate                                    6.85%
     One twelfth of Class A Certificate Rate                     0.57%
     Class A Certificate Interest                          134,016.36
     Prior Month Class A Overdue Interest                        0.00

     Class A Interest Due                                  134,016.36
     Class A Interest Paid                                 134,016.36

     Current Month Class A Overdue Interest                      0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance              23,477,317.86
     Class A Percentage                                         86.00%
     Base Principal Amount                               1,606,729.34
                                                        -------------
     Class A Base Principal Distribution Amount          1,381,787.23
     Prior Month Class A Overdue Principal                       0.00
                                                        -------------
     Total A Note Principal Due                          1,381,787.23
     Additional amount due for floor payment                     0.00
     Additional Class A Principal Due                            0.00
                                                        -------------
     Class A Principal Paid                              1,381,787.23

     Class A Overdue Principal                                   0.00
                                                        -------------

     Current Month Class A Principal Balance            22,095,530.63

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance        1,091,968.66
     Class B-1 Certificate Rate                             7.63%
     One twelfth of Class B-1 Certificate Rate              0.64%
     Class B-1 Certificate Interest                     6,943.10
     Prior Month Class B-1 Overdue Interest                 0.00

     Class B-1 Interest Due                             6,943.10
     Class B-1 Interest Paid                            6,943.10

     Current Month Class B-1 Overdue Interest               0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance        1,091,968.66
     Class B-1 Percentage                                   4.00%
     Base Principal Amount                          1,606,729.34
     Class B-1 Base Principal Distribution Amount      64,269.17
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment                0.00
                                                    ------------
     Total B-1 Note Principal Due                      64,269.17

     Class B-1 Principal Paid                          64,269.17


     Class B-1 Overdue Principal                            0.00

     Current Month Class B-1 Principal Balance      1,027,699.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance        1,091,968.66
     Class B-2 Certificate Rate                             8.17%
     One twelfth of Class B-2 Certificate Rate              0.68%
     Class B-2 Certificate Interest                     7,434.49
     Prior Month Class B-2 Overdue Interest                 0.00

     Class B-2 Interest Due                             7,434.49
     Class B-2 Interest Paid                            7,434.49

     Current Month Class B-2 Overdue Interest               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance        1,091,968.66
     Class B-2 Percentage                                   4.00%
     Base Principal Amount                          1,606,729.34
     Class B-2 Base Principal Distribution Amount      64,269.17
     Prior Month B-1 Overdue Principal                      0.00
     Additional amount due for floor payment                0.00
                                                    ------------
     Total B-1 Note Principal Due                      64,269.17

     Class B-2 Principal Paid                          64,269.17

     Class B-2 Overdue Principal                            0.00

     Current Month Class B-2 Principal Balance      1,027,699.49

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

FLOOR TEST

     Initial ADCPB                                                     85,790,915.00
     Floor percent                                                              3.50%
                                                                       -------------
     Floor                                                              3,002,682.03

     Ending ADCPB                                                      26,951,704.77

     less
     Beginning Balance - Class A                        23,477,318
     Beginning Balance - Class B1                        1,091,969
     Beginning Balance - Class B2                        1,091,969
                                                        ----------
                                                        25,661,255
     less
     Current Month Payment - Class A                     1,381,787
     Current Month Payment - Class B1                       64,269
     Current Month Payment - Class B2                       64,269
                                                        ----------
                                                         1,510,326     24,150,929.61

     Excess of ending ADCPB over Note balance after initial payments    2,800,775.16

     Excess (deficit) of excess balance over floor                       (201,906.86)
     Cash available after payment of regular payments                           0.00
                                                                       -------------
     Additional payment to certificate holders                                  0.00


ADJUSTED FLOOR TEST
     Ending ADCPB                                                      26,951,704.77

     less
     Beginning Balance - Class A                        23,477,318
     Beginning Balance - Class B1                        1,091,969
     Beginning Balance - Class B2                        1,091,969
                                                        ----------
                                                        25,661,255
     less
     Current Month Payment - Class A                     1,381,787
     Current Month Payment - Class B1                       64,269
     Current Month Payment - Class B2                       64,269
                                                        ----------
                                                         1,510,326     24,150,929.61

     Excess of ending ADCPB over Note balance after initial payments    2,800,775.16

     Excess (deficit) of excess balance over floor                       (201,906.86)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                              28,558,434
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    11,899.35

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                11,899.35

     Servicer Fee Paid                               11,899.35

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                              28,558,434
     Back-Up Servicer Fee Rate                          0.0130%
     One-twelfth                                        0.0011%
     Back-up Servicer Fee                               309.38

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     309.38

     Back-Up Servicer Fee Paid                          309.38

     Current Back-Up Servicing Fee Arrearage              0.00

TRUSTEE FEE SCHEDULE

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00

CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance       23,477,317.86
     Monthly Premium Rate                               0.0208%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               4,891.00

     Premium Amount Paid                              4,891.00

     Current Premium Arrearage                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

                                                                       No

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
       (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                       Gross
                                Gross                        Gross                   Charge-Off
                               Defaults      Recoveries   Charge-Offs     ADCPB        Ratio
                               --------      ----------   -----------  ----------    -----------
           2 months prior        9,734         19,849      (10,115)    30,064,544       (0.40)%
           1 month prior        55,653         25,189       30,464     28,558,434         1.28%
           Current              42,009         11,712       30,296     27,004,936         1.35%

           3 Month Gross Charge-Off Ratio                                                 0.74%
           Maximum Allowed                                                                2.50%

30+ DELINQUENCIES

                                                                 Monthly
                           Delinquencies      ADCPB           Delinquencies
                           -------------   ----------         -------------
           2 months prior    1,418,005     30,064,544            4.72%
           1 month prior     1,171,626     28,558,434            4.10%
           Current month     1,075,862     27,004,936            3.98%

                           Delinquency Ratio:                    4.27%
                           Maximum Delinquency Ratio:            6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------

GROSS DEFAULTS (>=180)

                             Monthly
                              Gross                          Monthly
                            Defaults       ADCPB         Gross Defaults
                            --------    ----------       --------------
           Current month       0        27,004,936          0.0000%
           1 month prior       0        28,558,434          0.0000%
           2 months prior      0        30,064,544          0.0000%
                               -        ----------          ------
           Sum/Average         0        28,542,638          0.0000%
                                                                 4
                                                            ------
           Gross Defaults                                     0.00%

                 i A       Subordinated Percentage           14.20%
                ii B       WAL of Remaining Leases            1.71
                           Two                                   2
                           Ratio (i/ii)/2                     4.16%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                           Delinquencies     ADCPB       Delinquencies
                           -------------   ----------    -------------
           2 months prior      185,630     30,064,544         0.62%
           1 month prior       197,211     28,558,434         0.69%
           Current month        61,708     27,004,936         0.23%


                           Issuer Delinquency Trigger Ratio:  0.51%
                           Maximum Ratio Allowed:             2.50%

EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

        Aging/Delinquency Statistics

                                                                              ADCPB        Total
        Current                                                             25,929,074      96.02%
        31-60 Days Past Due                                                    603,694       2.24%
        61-90 Days Past Due                                                    410,460       1.52%
        91+ Days Past Due                                                       61,708       0.23%
                                                                         -------------  ---------
        Total                                                               27,004,936     100.00%

        Certificate Factors

        Class A Notes                                                      0.299477834
        Class B-1 Notes                                                    0.299477913
        Class B-2 Notes                                                    0.299477913


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                         85,790,915.00
        Maximum Substitution (10% of Initial)                             8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)      4,289,545.75

        Prior month Cumulative ADCPB Substituted                          4,134,055.76
        Current month ADCPB Substituted                                          --
                                                                         -------------
        Cumulative ADCPB Substituted                                      4,134,055.76

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts  1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                      --
                                                                         -------------
        Cumulative ADCPB Substituted for Defaulted Contracts              1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                             12,552,677.51
        Current month ADCPB prepaid                                         169,498.56
                                                                         -------------
        Cumulative ADCPB prepaid                                         12,722,176.07

        Prior month Cumulative ADCPB Defaulted                            5,636,300.47
        Current month ADCPB Defaulted                                        42,008.69
                                                                         -------------
        Cumulative ADCPB Defaulted                                        5,678,309.16

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                           37,128.09

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account    (73,301.31)
     Transfer of prior period Excluded Amounts not yet transferred                  (32,916.63)
     Collections Received [5.02 (b)(d)]                                           1,821,620.16
     Excluded Amounts [5.02 (d)][Definition]                                       (552,699.86)
     Collections on Deposit due Collection Account [5.02 (d)]                    (1,056,674.35)

     Ending Balance                                                                 143,156.10


COLLECTION ACCOUNT
     BEGINNING BALANCE, AUGUST 1, 1999                                                           1,045,604.06

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 1999
     Add:  Servicer Advance                                                                        501,265.68
     Add:  Payments due Collection Account from last 2 business days prior period                   73,301.31
     Add:  Add'l transfers                                                                               0.00
     Add: Amounts to Collection Acct from Security deposit account                                       0.00
     Less: Total distributions on  August 10, 1999                                              (1,620,171.05)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                            1,056,674.35
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                          0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit
          Account [6.01(iii)]                                                                            0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                 0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                       3,270.25
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                           0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                        0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                  0.00
     Add: Security Deposits Related to Prepayment                                                        0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                     0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                  0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                    0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                       0.00

     Ending balance on August 31, 1999 and September 1, 1999                                     1,059,944.60

     Add: Servicer Advances to be deposited on Determination Date                                  425,090.72
     Add: Payments due Collection Acct from last 3 business days                                   191,075.60
     Add: Payments not yet transferred to the Collection Account                                         0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                           0.00

     Adjusted Collection Account Balance                                                         1,676,110.92

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

SECURITY DEPOSIT ACCOUNT


     Beginning  Balance                                                149,499.84
     Add: Balance deposited on closing date                                  0.00
     Add: Security Deposits [6.02 b]                                         0.00
     Less: Amounts to Collection Account [6.02 c]                            0.00
     Add:  Investment Earnings                                             633.73
                                                                       ----------
     Ending balance on August 31, 1999                                 150,133.57

     Less: Amounts to Collection Account [6.02 c]                            0.00

     Adjusted Security Deposit  Account Balance                        150,133.57

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                 0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----
     Ending balance on August 31, 1999                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                       ----

     Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                            1,676,110.92


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                  11,899.35
                 (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          309.38

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                            4,891.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                     134,016.36

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  6,943.10

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    7,434.49

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]     1,381,787.23

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class                                64,269.17
                 B-1 Principal [6.06 c (xii)] provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class                                64,269.17
                 B-2 Principal [6.06 c (xiii)] provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                          0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                           0.00

                 b.      Class B1 Additional Principal Distribution Amount                                          0.00

                 c.      Class B2 Additional Principal Distribution Amount                                          0.00

     Reviewed By:



     -------------------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

ADCPB BALANCE

Initial ADCPB                                           72,024,925.77
Prior Month ADCPB                                       33,496,705.50
Current Month ADCPB (Before addition of New Property)   32,238,303.60
Base Principal Amount (Prior - Current)                  1,258,401.90
Add:  ADCPB of New Transferred Property                          0.00
Ending ADCPB (Current + ADCPB of New Property)          32,238,303.60

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance              29,476,374.17
     Class A Certificate Rate                                    6.29%
     One twelfth of Class A Certificate Rate                     0.52%
     Class A Certificate Interest                          154,505.33
     Prior Month Class A Overdue Interest                        0.00

     Class A Interest Due                                  154,505.33
     Class A Interest Paid                                 154,505.33

     Current Month Class A Overdue Interest                      0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance              29,476,374.17
     Class A Percentage                                         88.00%
     Base Principal Amount                               1,258,401.90
                                                        -------------
     Class A Base Principal Distribution Amount          1,107,393.68
     Prior Month Class A Overdue Principal                       0.00
                                                        -------------
     Total A Note Principal Due                          1,107,393.68
     Additional amount due for floor payment                14,316.04
     Additional Class A Principal Due                            0.00
                                                        -------------
     Class A Principal Paid                              1,121,709.72

     Class A Overdue Principal                                   0.00
                                                        -------------
     Current Month Class A Principal Balance            28,354,664.45

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance             1,004,876.09
     Class B-1 Certificate Rate                                  7.01%
     One twelfth of Class B-1 Certificate Rate                   0.58%
     Class B-1 Certificate Interest                          5,870.15
     Prior Month Class B-1 Overdue Interest                      0.00

     Class B-1 Interest Due                                  5,870.15
     Class B-1 Interest Paid                                 5,870.15

     Current Month Class B-1 Overdue Interest                    0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance             1,004,876.09
     Class B-1 Percentage                                        3.00%
     Base Principal Amount                               1,258,401.90
     Class B-1 Base Principal Distribution Amount           37,752.06
     Prior Month B-1 Overdue Principal                           0.00
     Additional amount due for floor payment                   488.05
     Total B-1 Note Principal Due                           38,240.11
                                                        -------------

     Class B-1 Principal Paid                               38,240.11


     Class B-1 Overdue Principal                                 0.00

     Current Month Class B-1 Principal Balance             966,635.98

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance               837,396.90
     Class B-2 Certificate Rate                                  8.22%
     One twelfth of Class B-2 Certificate Rate                   0.69%
     Class B-2 Certificate Interest                          5,736.17
     Prior Month Class B-2 Overdue Interest                      0.00

     Class B-2 Interest Due                                  5,736.17
     Class B-2 Interest Paid                                 5,736.17

     Current Month Class B-2 Overdue Interest                    0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance               837,396.90
     Class B-2 Percentage                                        2.50%
     Base Principal Amount                               1,258,401.90
     Class B-2 Base Principal Distribution Amount           31,460.05
     Prior Month B-1 Overdue Principal                           0.00
     Additional amount due for floor payment                   406.71
     Total B-2 Note Principal Due                           31,866.76

     Class B-2 Principal Paid                               31,866.76

     Class B-2 Overdue Principal                                 0.00

     Current Month Class B-2 Principal Balance             805,530.14

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

FLOOR TEST

     Initial ADCPB                                                    72,024,925.77
     Floor percent                                                             3.00%
                                                                      -------------
     Floor                                                             2,160,747.77

     Ending ADCPB                                                     32,238,303.60

     less
     Beginning Balance - Class A               29,476,374
     Beginning Balance - Class B1               1,004,876
     Beginning Balance - Class B2                 837,397
                                               ----------
                                               31,318,647
     less
     Current Month Payment - Class A            1,107,394
     Current Month Payment - Class B1              37,752
     Current Month Payment - Class B2              31,460
                                               ----------
                                                1,176,606             30,142,041.37

     Excess of ending ADCPB over Note balance after initial payments   2,096,262.23

     Excess (deficit) of excess balance over floor                       (64,485.54)
     Cash available after payment of regular payments                     15,210.79
                                                                       ------------
     Additional payment to certificate holders                            15,210.79


ADJUSTED FLOOR TEST
     Ending ADCPB                                                     32,238,303.60

     less
     Beginning Balance - Class A               29,476,374
     Beginning Balance - Class B1               1,004,876
     Beginning Balance - Class B2                 837,397
                                               ----------
                                               31,318,647
     less
     Current Month Payment - Class A            1,121,710
     Current Month Payment - Class B1              38,240
     Current Month Payment - Class B2              31,867
                                               ----------
                                                1,191,817             30,126,830.58

     Excess of ending ADCPB over Note balance after initial payments   2,111,473.02

     Excess (deficit) of excess balance over floor                       (49,274.75)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                     33,496,706
     Servicer Fee Rate                                         0.5000%
     One-twelfth                                               0.0417%
     Servicer Fee                                           13,956.96

     Prior Servicer Fee Arrearage                                0.00
     Servicer Fee Due                                       13,956.96

     Servicer Fee Paid                                      13,956.96

     Current Servicing Fee Arrearage                             0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                     33,496,706
     Back-Up Servicer Fee Rate                                 0.0200%
     One-twelfth                                               0.0017%
     Back-up Servicer Fee                                      558.28

     Prior Back-Up Servicer Fee Arrearage                        0.00
     Total Back-Up Servicer Fee Due                            558.28

     Back-Up Servicer Fee Paid                                 558.28

     Current Back-Up Servicing Fee Arrearage                     0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                               291.67
     Trustee Fee Rate                                          0.0100%

     Prior Trustee Fee Arrearage                                 0.00
     Total Trustee Fee Due                                     291.67

     Trustee Fee Paid                                          291.67

     Current Trustee Fee Arrearage                               0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance              29,476,374.17
     Monthly Premium Rate                                      0.0200%
     Prior Premium Arrearage                                     0.00
     Premium Amount Due                                      5,895.00

     Premium Amount Paid                                     5,895.00

     Current Premium Arrearage                                   0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or
       (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                Gross                       Gross                      Monthly
                              Defaults      Recoveries    Charge-Offs     ADCPB       Charge-Offs
                              --------      ----------    -----------   ----------    -----------
           2 months prior      83,249          84,174         (926)    34,813,079      (0.03)%
           1 month prior       50,356          75,048      (24,691)    33,496,706      (0.88)%
           Current              8,325          34,749      (26,424)    32,298,675      (0.98)%


           3 Month Gross Charge-Off Ratio                                              (0.63)%
           Maximum Allowed                                                               2.50%


30+ DELINQUENCIES

                                                                        Monthly
                           Delinquencies     ADCPB                    Delinquencies
                           -------------   ---------                  -------------
           2 months prior   1,294,917      34,813,079                    3.72%
           1 month prior    1,489,060      33,496,706                    4.45%
           Current month    1,663,430      32,298,675                    5.15%

                           Delinquency Ratio:                            4.44%
                           Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999

ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                                                            Monthly
                           Gross Defaults    ADCPB       Gross Defaults
                           -------------- ----------     ---------------
           Current                0        32,298,675       0.0000%
           1 month prior          0        33,496,706       0.0000%
           2 months prior         0        34,813,079       0.0000%
                                 --       -----------      -------
           Sum/Average            0        33,536,153       0.0000%
                                                                 4
           Gross Defaults                                     0.00%

                 i A       Subordinated Percentage            9.05%
                ii B       WAL of Remaining Leases            2.08
                           Two                                2.00
                           Ratio (i/ii)/2                     2.18%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                              Monthly
                           Delinquencies     ADCPB         Delinquencies
                           -------------   ----------      -------------
           2 months prior     139,676      34,813,079        0.40%
           1 month prior      315,216      33,496,706        0.94%
           Current month      150,452      32,298,675        0.47%

                           Issuer Delinquency Trigger Ratio: 0.60%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                 -------------

       (2) Has a Gross Charge-Off Event Occurred?                     No
                                                                 -------------

       (3) Has a Delinquency Event Occurred?                          No
                                                                 -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999


       Aging/Delinquency Statistics

                                                                       ADCPB            Total
Current                                                               30,635,245         94.85%
31-60 Days Past Due                                                      864,616          2.68%
61-90 Days Past Due                                                      648,362          2.01%
91+ Days Past Due                                                        150,452          0.47%
                                                                 ---------------     ---------

Total                                                                 32,298,675        100.00%


Certificate Factors

Class A Notes                                                        0.447364925
Class B-1 Notes                                                      0.447364845
Class B-2 Notes                                                      0.447364891


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                           72,024,925.77
Maximum Substitution (10% of Initial)                               7,202,492.58
Maximum Substitution for Defaulted Contracts
(5% of Initial)                                                     3,601,246.29

Prior month Cumulative ADCPB Substituted                            3,234,855.86
Current month ADCPB Substituted                                               --
                                                                 ---------------
Cumulative ADCPB Substituted                                        3,234,855.86

Prior month Cumulative ADCPB Substituted for
Defaulted Contracts                                                 1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                           --
                                                                 ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                               10,071,228.35
Current month ADCPB prepaid                                            75,450.64
                                                                 ---------------
Cumulative ADCPB prepaid                                           10,146,678.99

Prior month Cumulative ADCPB Defaulted                              3,760,242.66
Current month ADCPB Defaulted                                           8,324.56
                                                                 ---------------
Cumulative ADCPB Defaulted                                          3,768,567.22

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999


BEGINNING ACCOUNT BALANCES                                            65,992.12

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
     Collection Account                                             (125,364.70)
     Transfer of prior period Excluded Amounts not yet
     transferred                                                     (48,652.85)
     Collections Received [5.02 (b)(d)]                            1,576,868.41
     Excluded Amounts [5.02 (d)][Definition]                        (601,374.54)
     Collections on Deposit due Collection Account [5.02 (d)]       (735,649.31)

     Ending Balance                                                  131,819.13



COLLECTION ACCOUNT
    BEGINNING BALANCE, AUGUST 1, 1999                                                            827,176.48


    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 1999
    Add:  Servicer Advance                                                                       533,177.23
    Add:  Payments due Collection Account from last 2 business days prior period                 125,364.70
    Add:  Add'l transfers                                                                              0.00
    Add:  Amounts to Collection Acct from Security deposit account                                     0.00
    Less: Total distributions on June 10, 1999                                                (1,485,718.41)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 1999
    Aggregate Amount of Actual Payments [6.01 b (i)]                                             735,649.31
    Add:  Servicer Advances [5.03][6.01 b (ii)]                                                        0.00
    Add:  Sch. Payments, Final Payments or Purchase Option from Sec.
    Deposit Account [6.01 b(iii)]                                                                      0.00
    Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                               0.00
    Add:  Any Investment Earnings [6.01 b (v)]                                                     2,416.66
    Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                         0.00
    Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                      0.00
    Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                0.00
    Add:  Security Deposits Related to Prepayment                                                      0.00
    Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                   0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                 0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                   0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo                       0.00

    Ending balance on August 31, 1999 and September 1, 1999                                      738,065.97

    Add:  Servicer Advances to be deposited on Determination Date                                436,399.52
    Add:  Payments due Collection Acct from last 3 business days                                 204,164.65
    Add:  Payments not yet transferred to the Collection Account                                       0.00
    Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                         0.00

    Adjusted Collection Account Balance                                                        1,378,630.14

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999



SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                            0.00
     Add: Balance deposited on closing date                                                        0.00
     Add: Security Deposits [6.02 b]                                                               0.00
     Less: Amounts to Collection Account [6.02 c]                                                  0.00
     Add:  Investment Earnings                                                                     0.00
                                                                                                   ----

     Ending balance on August 31, 1999                                                             0.00

     Less: Amounts to Collection Account [6.02 c]                                                  0.00

     Adjusted Security Deposit  Account Balance                                                    0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                          0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]               0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                              0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]              0.00
                                                                                                                ----

     Ending balance on August 31, 1999                                                                          0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]               0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]              0.00
                                                                                                                ----

     Adjusted New Transferred Property Funding Account Balance                                                  0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING SEPTEMBER 1, 1999


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                     1,378,630.14


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                               0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                       13,956.96
             (C)     Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               558.28

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 5,895.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          154,505.33

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       5,870.15

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         5,736.17

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]          1,107,393.68

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1                                 37,752.06
             Principal [6.06 c (xii)] provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2                                 31,460.05
             Principal [6.06 c (xiii)] provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                               0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                            0.00
             Net of Additional Principal Distribution to Class A, B1 & B2.

             a.      Class A Additional Principal Distribution Amount                                           14,316.04

             b.      Class B1 Additional Principal Distribution Amount                                             488.05

             c.      Class B2 Additional Principal Distribution Amount                                             406.71



     Reviewed By:



     ------------------------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER